                                                                    Exhibit 10.1

                                                         Loan Numbers 03-0211752
                                                                         through
                                                                      03-0211766

                                CONSENT TO MERGER

     This Consent to Merger (this "Agreement") is entered into as of March 29,
                                   ---------
2002 by and among MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), with an address of 10 South Third Street, Richmond,
              --------
Virginia 23219, Attn: Glade M. Knight, RIBM ONE LLC, a Delaware limited liability company ("Existing GP") with an address of c/o Host Marriott
                    -----------
Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817, Attn: Robert Parsons, AHT RES I GP, INC., a Virginia corporation ("New GP"), with an address
                                                      ------
of 10 South Third Street, Richmond, Virginia 23219, Attn: Glade M. Knight, AHM Res I Limited Partnership, a Virginia limited partnership ("Lessee") with an address of 10 South Third Street, Richmond, Virginia 23219, Attn: Glade M. Knight, and LASALLE BANK NATIONAL ASSOCIATION (F/K/A LASALLE NATIONAL BANK), AS TRUSTEE FOR MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1996-2 ("Lender"), with an
                                                               ------
address of c/o Midland Loan Services, Inc., 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105, Re: Loan Numbers 03-0211752-03-0211766.

                                    RECITALS
                                    --------

     A. Borrower is the owner of those certain Marriott Residence Inn Hotels described in Exhibit "C" attached hereto and incorporated herein by reference
             ----------
(collectively, the "Hotels") and located on the real property described in Exhibit "A" attached hereto and incorporated herein by reference. Such real
----------
property, together with all improvements, fixtures and personal property located thereon, is collectively referred to as the "Property".
                                             --------

     B. By assignment, Lender is the owner and holder of fifteen (15) separate loans to Borrower in the aggregate original principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00) (collectively, the "Loan") and the owner and holder of the instruments and documents (collectively, the "Loan Documents") evidencing, securing or otherwise relating to the Loan including, without limitation, (i) that certain Loan Agreement dated October 10, 1995 by and between Borrower and German American Capital Corporation, as agent or trustee ("Original Lender"), as the same has been modified and amended by that certain First Amendment to Loan Agreement dated as of April 23, 1996 by and between Borrower and Original Lender (as so modified and amended, the "Loan Agreement"), (ii) those certain fifteen (15) separate Promissory Notes each dated as of October 10, 1995, from Borrower to the order of Original Lender in the aggregate original principal amount of $100,000,000.00 (collectively, the "Notes"), and (iii) the instruments and documents described on Exhibit "B"
                                                               ----------
attached hereto and made a part hereof.

     C. Midland Loan Services, Inc. services the loan for Lender, as Master Servicer pursuant to a certain Pooling and Servicing Agreement by and among SSMC Funding Corp., as Depositor, Self Storage Mortgage Corporation, as Originator, Midland Loan Services, L.P., as Master Servicer, Self Storage Service Corp., as Subservicer, and LaSalle National Bank, as Trustee dated as of December 17, 1996.

     D. Borrower, Existing GP, Apple Hospitality Two, Inc. ("AHT") and AHT Res Acquisition, L.P. ("Merger Sub") have entered into an Agreement and Plan of Merger dated as of November 28, 2001 pursuant to which Merger Sub has merged with and into Borrower (with Borrower being the surviving entity), and Borrower has become a wholly owned indirect subsidiary of AHT (said merger being hereinafter referred to as the "Merger").

     E. In connection with the Merger, Borrower desires to, among other things, enter into a master lease agreement (the "Lease Agreement") with Lessee for each of the Hotels, assign to Lessee all of Borrower's right, title and interest under the Management Agreement dated March 28, 1988 between

Borrower and Residence Inn by Marriott, Inc. ("Manager") (the "Management Agreement") and, in connection therewith, Lessee desires to amend and restate the Management Agreement in its entirety pursuant to an Amendment and Restatement of Management Agreement by and between Lessee and Manager (the "Restated Management Agreement").

     F. Borrower has requested that Lender consent to, among other things, the Merger, the Lease Agreement, the assignment of the Management Agreement to Lessee and the amendment and restatement of the Management Agreement pursuant to the Restated Management Agreement, and Lender has agreed to consent to such matters subject to and in accordance with the terms and conditions set forth in this Agreement including, without limitation, the execution and delivery of the "Additional Documents" (as hereinafter defined).

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     1. CONSENT TO MERGER. Subject to satisfaction of all of the conditions and
        -----------------
covenants contained herein, Lender consents to (a) the Merger, including the change in the general partner of Borrower to New GP and the change in the limited partner of Borrower to AHT Res I LP, Inc., a Virginia corporation, resulting therefrom (b) the new partnership agreement of Borrower, (c) the organizational documents of New GP, (d) the change in the principal place of business of Borrower to Richmond, Virginia, (e) the Lease Agreement, (f) the assignment to, and assumption by, Lessee of the obligations and liabilities of Borrower under the Management Agreement, (g) the amendment and restatement of the Management Agreement pursuant to the Restated Management Agreement, and (h) the modification of the Subordinate Loan Documents (as defined in the Loan Agreement) pursuant to certain agreements, a schedule of which are attached hereto as Exhibit "F" and made a part hereof (collectively, the "Subordinate
          ----------
Loan Additional Documents"). This consent is strictly limited to the Merger and the other transactions described in the immediately preceding sentence all occurring in connection with, or as a result of, the Merger. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future merger involving Borrower, any future transfer of interests in Borrower, in the Property, the Hotels or any portion thereof or interest therein, or future change to, or assignment of, the property management agreement for the Hotels, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein or in the documents and instruments being executed and delivered by Borrower, New GP, Lessee, Manager and Lender in connection herewith, certain of which documents and instruments are referenced in Section 3 hereof (such documents and instruments, collectively, the "Additional
                                                           ----------
Documents"). Borrower specifically acknowledges that any subsequent merger
---------
involving Borrower, any future transfer of any interest in any of the Property, the Hotels or interest in Borrower or any subsequent change to, or assignment of, the property management agreement for the Hotels in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement and the Additional Documents, as applicable, remain unmodified and are in full force and effect.

     2. LOAN INFORMATION. The Borrower, New GP and Lender agree that as of the
        ----------------
date hereof:

          (a) The aggregate outstanding principal balance of the Notes is $70,868,402.72.

          (b) The interest rate under each of the Notes is a fixed rate of 8.60% per annum accruing pursuant to the terms of the Notes.

          (c) The maturity date of each of the Notes is September 30, 2002, pursuant to the terms of the Loan Documents.

          (d) As of the date hereof, the following listed payments are due and payable on the first day of each calendar month, subject to the terms of the Loan Documents:

               (i)   $874,162.75    principal and interest installments;

               (ii)  $0             tax escrow deposits;

               (iii) $0             insurance escrow deposits; and

               (iv)  $0             replacement reserve deposits.

          (e) The current balance of each escrow account held by Lender with respect to the Loan is:

               (i)   $0             tax escrow account;

               (ii)  $0             insurance escrow account; and

               (iii) $0             replacement reserve account.

          (f) All required payments due through March 1, 2002 under the Loan Documents have been paid.

          (g) There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents.

          (h)  Lender is the current owner and holder of the Loan Documents.

     3. CONDITIONS. In addition to any other conditions set forth herein or
        ----------
required by Lender, the following are the conditions precedent (such conditions precedent and such other conditions set forth herein or required by Lender are hereinafter referred to collectively as the "Closing Conditions") that must be satisfied prior to the release of Lender's signature counterparts to this Agreement and the Additional Documents to which Lender is a party, as more particularly provided, below (the "Closing"):
                                   -------

          (a) Receipt by Lender of four original counterparts to this Agreement executed by all of the parties hereto, properly witnessed, acknowledged and notarized.

          (b) Receipt by Lender of four (4) original counterparts of that certain Loan Modification Agreement in form and substance satisfactory to Lender executed by Borrower, New GP, Lessee and Lender.

          (c) Receipt by Lender of four (4) original counterparts of that certain First Amendment to Four Party Agreement in form and substance satisfactory to Lender executed by Borrower, Lender, LaSalle Bank National Association, as Indenture Trustee for the benefit of the holders of iStar Asset Receivables Trust Collateralized Mortgage Bonds Series 2000-1 ("Subordinate Lender"), Manager and Lessee.

          (d) Receipt by Lender of two (2) original counterparts to that certain Manager Estoppel, Ratification and Modification Agreement in form and substance satisfactory to Lender executed by Manager and Lender.

          (e) Receipt by Lender of four (4) original counterparts of that certain Lessee Estoppel, Subordination and Agreement in form and substance satisfactory to Lender executed by Lender, Borrower and Lessee.

          (f) Receipt by Lender of fifteen (15) Assignment of Rents and Revenues relating to each of the Hotels in form and substance satisfactory to Lender executed by Lessee.

          (g) Receipt by Lender of a Security Agreement relating to the Hotels in form and substance satisfactory to Lender executed by Lessee.

          (h) Receipt by Lender of an Environmental Indemnity Agreement in form and substance satisfactory to Lender executed by New GP.

          (i) Receipt by Lender of an executed copy of the Restated Management Agreement.

          (j) Receipt by Lender of an original legal opinion of counsel to Existing GP, in form and substance satisfactory to Lender.

          (k) Receipt by Lender of an original legal opinion of Jenkens & Gilchrist, in form and substance satisfactory to Lender.

          (l) Receipt by Lender of original legal opinions of Jenkens & Gilchrist, LLP (CA) and Taft, Stettinius & Hollister LLP (OH) in form and substance satisfactory to Lender.

          (m)  Receipt by Lender of a nondisqualification opinion of           ,
                                                                     ----------
               in form and substance satisfactory to Lender.

          (n) Receipt by Lender of evidence reasonably satisfactory to Lender of the consummation of the Merger.

          (o) Receipt by Lender of (i) evidence reasonably satisfactory to Lender that Subordinate Lender has consented to the Merger and the transactions related thereto described in Section 1, above, and (ii) copies of the fully executed Subordinate Loan Additional Documents.

          (p) Receipt by PNC Bank N.A. of a federal wire to the attention of Midland Loan Services, Inc. in the amount set forth in Section 4.

     Upon confirmation by Lender that the Closing Conditions, have been satisfied, Lender shall deliver via courier to John Gaul, Hogan & Hartson L.L.P., Columbia Square, 555 Thirteenth Street, NW, Washington, DC 20004-1109 one fully executed counterpart original of this Agreement and deliver via courier to Thomas E. Davis, Jenkens & Gilchrist, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202 one fully executed counterpart original of this Agreement and the documents set forth in (b), (c), (e) and (g) above and deliver to Manager at 10400 Fernwood Road, Bethesda, Maryland 20817 one fully executed counterpart of the documents set forth in (c) and (d), above. The release of Lender's signature counterpart to this Agreement as described in the foregoing sentence shall evidence that all of the Closing Conditions have been satisfied. Upon satisfaction of the foregoing Closing Conditions as evidenced by the release of Lender's signature page to this Agreement, but not otherwise, Lender's consent provided in Section 1 of this Agreement shall become effective.

     4. FEES, PAYMENT AND EXPENSES. Borrower covenants and agrees to pay on or
        --------------------------
prior to Closing an amount equal to $           via federal wire transfer of
                                     ----------
immediately available federal funds to PNC Bank N.A. to the attention of Midland
Loan Services, Inc. which amount consists of (a) $          , which represents a
                                                  ----------
fee in the amount of $108,000.00 for Lender's consent to the Merger and the
related transactions [less the amount of $           received by Lender on
                                          ----------
account thereof prior to the date hereof,] and (b) $          , which represents
                                                    ----------
Lender's attorneys' fees incurred in connection with the Merger, and (c)
$          , which represents [third party report fees and                     ]
 ----------                                                --------------------
incurred by Lender in connection with the Merger. [Amount to include local counsel and nondisqualification opinion costs.] Lender's wire transfer instructions are as set forth in Exhibit "C" attached hereto.
                                 ----------

     5. BORROWER'S RATIFICATION OF LOAN OBLIGATIONS. Borrower hereby expressly
        -------------------------------------------
ratifies and confirms its obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Notes and all other obligations under the Loan Documents and the Additional Documents to which it is a party. Without limiting the generality of the foregoing, Borrower expressly covenants and agrees to pay all loan installments as they become due and to observe all its obligations of the Loan Documents and the Additional Documents to which it is a party. Borrower's acknowledgment and ratification of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, and (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity.

     Borrower, Existing GP and New GP, by their execution of this Agreement, severally agree to reimburse, defend, indemnify and hold Lender, its officers, agents, loan servicers and employees harmless from and against any and all liabilities, claims, damages, penalties, expenditures, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent or tortious conduct of such party in connection with this Agreement or the Property, including the intentional misrepresentation of financial data presented to Lender. The terms of the previous sentence are recourse obligations of Borrower, Existing GP and New GP and shall not be restricted by any limitation on personal liability set forth in the Loan Documents or the Additional Documents.

     6. NO REPRESENTATIONS OF LENDER. The parties hereto agree that (a) Lender
        ----------------------------
has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

     7. BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby
        ----------------------------------------------------
represents, warrants, and covenants to Lender that:

          (a) Borrower is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement.

          (b) Any court or third-party approvals necessary for Borrower to consummate the Merger and/or enter into this Agreement have been obtained.

          (c) The entities and/or persons executing this Agreement and the Additional Documents to which it is a party on behalf of Borrower are duly authorized to execute and deliver this Agreement.

          (d) This Agreement, the Additional Documents to which it is a party and the Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms and have not been modified either orally or in writing except as expressly set forth in the Additional Documents, as applicable.

          (e) There is no existing "Event of Default" (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

          (f) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

          (g)  Intentionally omitted.

          (h) There is no bankruptcy, receivership or insolvency proceeding pending or, to the best of Borrower's knowledge, threatened against Borrower.

          (i) Borrower does not have any intention to do any of the following prior to the Closing or within the 180 days following the
               Closing: (i) seek entry of any order for relief as debtor in a proceeding under the Code (as hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

          (j) All of the insurance coverage required pursuant to the terms of the Loan Documents is in full force and effect, with all required premiums paid.

          (k) All representations and warranties contained herein shall be true as of the date of this Agreement and shall survive the Closing.

          (l) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

          (m) The ownership of Borrower, as of the date hereof, after giving effect to the Merger, is accurately described in each and every respect on Exhibit "E" attached hereto and by this reference made
                          ----------
               a part hereof.

          (n)  (i) Borrower is not an "employee benefit plan" as defined in
               Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA;
               (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true of Borrower:

               (x) Equity interests in Borrower are publicly offered securities, within the meaning of 29
                    C.F.Rss.2510.3-101(b)(2);

               (y) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29
                    C.F.R.ss.2510.3-101(f)(2); or

               (z) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
                    Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

          (o) The April 1, 2002 payments due under the Loan Documents shall be paid in accordance with the provisions of the Loan Documents, and the consummation of the Merger and the other transactions consented to herein will not alter the course of said payments.

          (p) Borrower has delivered to Lender true, correct and complete copies of all Subordinate Loan Additional Documents.

     Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

     8. NEW GP'S REPRESENTATIONS, WARRANTIES AND COVENANTS. New GP hereby
        --------------------------------------------------
represents, warrants, and covenants to Lender that:

          (a) New GP is duly authorized to execute, deliver and perform this Agreement and the Additional Documents to which it is a party.

          (b) Any court or third-party approvals necessary for New GP to enter into this Agreement and the Additional Documents to which it is a party have been obtained.

          (c) The entities and/or persons executing this Agreement and the Additional Documents to which it is a party on behalf of New GP are duly authorized to execute and deliver this Agreement.

          (d) This Agreement, the Additional Documents to which it is a party and the Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute valid and binding obligations of New GP, as applicable, enforceable against New GP, as applicable, in accordance with their terms and have not been modified either orally or in writing, except as expressly set forth in the Additional Documents, as applicable.

          (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

          (f) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against New GP.

          (g) New GP does not have any intention to do any of the following prior to the Closing or within the 180 days following the
               Closing: (i) seek entry of any order for relief as debtor in a proceeding under the Code, (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of their creditors.

          (h) All representations and warranties contained herein shall be true as of the date of this Agreement and shall survive the Closing.

          (i) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

          (j) The ownership of New GP, as of the date hereof, after giving effect to the Merger, is accurately described in each and every respect on Exhibit "E" attached hereto and by this reference made
                          ----------
               a part hereof.

     Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

     9. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Lessee hereby
        --------------------------------------------------
represents, warrants, and covenants to Lender that:

          (a) Lessee is duly authorized to execute, deliver and perform this Agreement and the Additional Documents to which it is a party.

          (b) Any court or third-party approvals necessary for Lessee to enter into this Agreement and the Additional Documents to which it is a party have been obtained.

          (c) The entities and/or persons executing this Agreement and the Additional Documents to which it is a party on behalf of Lessee are duly authorized to execute and deliver this Agreement.

          (d) This Agreement, the Additional Documents to which it is a party and the Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute valid and binding obligations of Lessee, as applicable, enforceable against Lessee, as applicable, in accordance with their terms and have not been modified either orally or in writing, except as expressly set forth in the Additional Documents, as applicable.

          (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

          (f) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Lessee.

          (g) Lessee does not have any intention to do any of the following prior to the Closing or within the 180 days following the
               Closing: (i) seek entry of any order for relief as debtor in a proceeding under the Code, (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of their creditors.

          (h) All representations and warranties contained herein shall be true as of the date of this Agreement and shall survive the Closing.

          (i) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

          (j) The ownership of Lessee, as of the date hereof, after giving effect to the Merger, is accurately described in each and every respect on Exhibit "E" attached hereto and by this reference made
                          ----------
               a part hereof.

     Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

     10. EXISTING GP'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Existing GP
         -------------------------------------------------------
hereby represents, warrants, and covenants to Lender that:

          (a) Existing GP is duly authorized to execute, deliver and perform this Agreement.

          (b) Any court or third-party approvals necessary for Existing GP to enter into this Agreement have been obtained.

          (c) The entities and/or persons executing this Agreement on behalf of Existing GP are duly authorized to execute and deliver this Agreement.

          (d) This Agreement is in full force and effect and the transactions contemplated herein constitute valid and binding obligations of Existing GP enforceable against Existing GP in accordance with its terms and this Agreement has not been modified either orally or in writing.

          (e) Immediately prior to the consummation of the Merger (a) the Loan Documents were in full force and effect and constituted the valid and binding obligations of Borrower and Existing GP, as applicable, enforceable against Borrower and Existing GP, as applicable in accordance with their terms and (b) there was no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default. To Existing GP's knowledge, the Loan Documents continue to be in full force and effect and constitute the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

          (f) There is no bankruptcy, receivership or insolvency proceeding pending or, to the best of Existing GP's knowledge, threatened against Existing GP.

          (g) Existing GP does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor in a proceeding under the Code, (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of their creditors.

          (h) All representations and warranties of Existing GP contained herein shall be true as of the date of this Agreement and shall survive the Closing.

          (i) To the best of Existing GP's knowledge, Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

     Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

     11. RATIFICATION BY EXISTING GP. Existing GP hereby acknowledges, covenants
         ---------------------------
and agrees that nothing contained in this Agreement, or otherwise, shall be deemed or construed to release Existing GP from any liability or other obligations under the Loan Documents accruing or arising prior to the date of Closing including, without limitation, Existing GP's liabilities and obligations under the terms of the Environmental Indemnity Agreement executed by Existing GP (any and all such obligations accruing or arising prior to the date of Closing shall be herein referred to as the "Existing GP Obligations"). Existing GP hereby expressly ratifies and confirms the Existing GP Obligations. Existing GP's acknowledgment and ratification of the foregoing Existing GP Obligations
(a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, and (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity.

     12. RELEASE OF LENDER. Borrower, for itself and for its agents, employees,
         -----------------
representatives, officers, directors, general partners, limited partners, members, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, servants and attorneys, and Existing GP, for itself and for its agents, employees, representatives, officers, directors, members, partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, servants and attorneys

(collectively, the "Borrower Releasing Parties") jointly and severally release
                    --------------------------
and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives (collectively, the "Released Parties") from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, of any kind or nature whatsoever with respect to the Loan, the Loan Documents, the administration or funding of the Loan, the transactions contemplated hereby or with respect to any acts or omissions of any of the Released Parties. The Borrower Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Borrower Releasing Parties, or anyone claiming by, through or under any of the Borrower Releasing Parties. The Borrower Releasing Parties agree that this release is binding upon Borrower and Existing GP and intended to be binding on each of the Borrower Releasing Parties and their respective agents, employees, representatives, officers, directors, general partners, limited partners, members, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

     13. REFERENCES IN THE LOAN DOCUMENTS. Borrower, New GP and Lender hereby
         --------------------------------
acknowledge and agree that the terms "Beneficiary", "Lender" and "Assignee" contained in the Loan Documents shall be deemed to refer to Lender and its successors and/or assigns. Borrower, New GP and Lender further acknowledge and agree that from and after the date hereof, this Agreement and the Additional Documents shall be deemed and construed to be "Loan Documents" under the Loan Documents for all purposes.

     14. RATIFICATION AND CONFIRMATION OF THE LOAN. Each of Borrower, New GP and
         -----------------------------------------
Lessee agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement and the Additional Documents, and under the Additional Documents to which it is a party, in accordance with their respective terms and conditions. Each of Borrower, New GP and Lessee ratify, affirm, reaffirm, acknowledge, confirm and agree that the Loan Documents, as specifically modified by this Agreement and the Additional Documents, remain in full force and effect and, together with any Additional Documents, represent legal, valid and binding obligations of each of Borrower, New GP and Lessee, as applicable, enforceable against Borrower, New GP and Lessee, as applicable, in accordance with their terms. Each of Borrower, New GP and Lessee acknowledge and agree that, as of the date hereof, they have no defenses to their respective obligations under the Loan Documents and the Additional Documents, any and all such defenses being hereby irrevocably waived, released and relinquished. Borrower, New GP and Lessee agree that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents and the Additional Documents.

     15. NONWAIVER. The parties hereto acknowledge and agree that (a) any
         ---------
performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement, any Additional Documents or any Loan Document. Without waiving any such default which may exist as of the date hereof, Lender advises Borrower that, to Lender's actual knowledge, no monetary default under the Loan Documents has occurred and is continuing as of the date hereof.

     16. BANKRUPTCY OF BORROWER, NEW GP AND LESSEE. Borrower covenants and
         -----------------------------------------
agrees that in the event Borrower shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. Section 101 et seq., the "Code"), (ii) file or be the
                                       ------        ----
subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Borrower irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement, the Additional Documents or as otherwise provided by law or in equity, and Borrower irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Borrower agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents or the Additional Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Borrower further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Borrower agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents or the Additional Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents and/or the Additional Documents.

     New GP covenants and agrees that in the event New GP shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and New GP irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement, the Additional Documents or as otherwise provided by law or in equity, and New GP irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, New GP agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents or the Additional Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. New GP further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, New GP agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents or the Additional Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents or the Additional Documents.

     Lessee covenants and agrees that in the event Lessee shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Lessee irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement, the Additional Documents or as otherwise provided by law or in equity, and Lessee irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Lessee agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents or the Additional Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Lessee further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Lessee agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents or the Additional Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents and/or the Additional Documents.

     17. COMPLIANCE WITH INTEREST LAW. It is the intention of the parties hereto
         ----------------------------
to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "Interest Law").
                                                          ------------
Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Document (the "Indebtedness") (or if the Indebtedness shall have been paid in full, refunded
 ------------
by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduced to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

     18. FURTHER ASSURANCES AND POST CLOSING OBLIGATIONS. The parties hereto
         -----------------------------------------------
agree to do any act or execute any additional documents required by Lender, from time to time, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents and the Additional Documents. In furtherance of and without limiting or diminishing anything in the foregoing, Borrower and New GP covenant and agree that Borrower shall deliver to Lender on or before April 29, 2002 evidence in form and substance reasonably satisfactory to Lender (a) that New GP is qualified to do business in California, Colorado, Georgia, Illinois, Michigan, Missouri and Ohio, (b) that Lessee is qualified to do business in Illinois and Ohio, (c) that AHM Res I GP, Inc. (the general partner of lessee) is qualified to do business in Illinois and Ohio, and (d) that appropriate required documentation has been filed in Delaware, California, Colorado, Georgia, Illinois, Michigan, Missouri and Ohio evidencing that New GP is the new general partner of Borrower (collectively, the "Post Closing Items"). Borrower and New GP acknowledge that following Lender's receipt and review of each of the Post Closing Items, Lender may reasonably require the delivery of additional documentation, information or revisions to the Loan Documents to address matters raised thereby and Borrower and New GP acknowledge and agree that the requirements of this paragraph shall not be deemed satisfied until all of the Post Closing Items, and all of such additional documentation, information or other matters or Loan Document revisions as Lender may require following receipt thereof, are delivered to Lender and approved by Lender. Borrower and New GP further acknowledge and agree that the failure to comply with the terms of this paragraph on or before April 29, 2002 shall constitute an Event of Default under the Loan Agreement and the other Loan Documents and, in such event, at its option, Lender (or Midland Loan Services, Inc., its servicer) shall have the option of causing the Loan to immediately become a specially serviced loan (or loan requiring special servicing or similar concept) under the Pooling and Servicing Agreement referenced in recital paragraph C above. Further, Borrower and New GP acknowledge and agree that Borrower shall remain responsible for all costs and expenses incurred by Lender in connection with the satisfaction of the Post Closing Items.

     19. LIABILITY. If any party hereto consists of more than one person, the
         ---------
obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

     20. SEVERABILITY. If any term, covenant or condition of this Agreement is
         ------------
held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

     21. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed and
         ----------------------------
construed in accordance with the laws of the State of New York (other than those conflicts of laws provisions that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by New York law in accordance with, and are relying (at least in part) on, Section 5-1401 of the General Obligations Law of the State of New York. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

     22. NO RESTRICTIONS ON PERFORMANCE. The execution and delivery of this
         ------------------------------
Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

     23. DEFINITIONS. Unless the context clearly indicates a contrary intent or
         -----------
unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Not withstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in such law, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statue or regulation and judicial and administrative interpretations of it.

     24. SECURITIES ACT OF 1933. Neither Borrower nor any agent acting for
         ----------------------
Borrower has offered the Notes or any similar obligation for sale to or solicited any offers to buy the Notes or any similar obligation from any person or party other than Lender, and neither Borrower nor any agent acting for Borrower will take any action which would subject the sale of the Notes to the provisions of Section 5 of the Securities Act of 1933, as amended.

     25. COMPLIANCE WITH ERISA. As of the date of this Agreement, neither
         ---------------------
Borrower nor New GP nor Lessee maintains any employee benefit plan which require compliance with ERISA. If at any time Borrower, New GP or Lessee shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

     26. SOLE DISCRETION OF LENDER. Wherever pursuant to this Agreement, Lender
         -------------------------
exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender's decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     27. HEADINGS, ETC. The headings and captions of various paragraphs of this
         -------------
Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     28. COUNTERPARTS. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     29. INTEGRATION, SURVIVAL. This Agreement, the Additional Documents, and
         ---------------------
the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, including, without limitation, that certain letter from Midland Loan Services, Inc. to Existing GP and AHT, dated March 6, 2002, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement, the New Loan Documents or the Loan Documents shall survive the Closing, and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

     30. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be
         --------------
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     31. NOTICES. Except as otherwise specified herein, any notice, consent,
         -------
request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Agreement using the address for a party hereto set forth at the top of the first page of this Agreement.

     32. WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND
         --------------------
INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE ADDITIONAL DOCUMENTS, OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE MERGER.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

                               BORROWER:
                               --------

                               MARRIOTT RESIDENCE INN LIMITED
                               PARTNERSHIP, a Delaware limited partnership


                               By: AHT Res I GP, Inc., a Virginia corporation, its sole general partner


                                     By:  /s/ Glade M. Knight
                                        ----------------------------------------
                                          Name:  Glade M. Knight
                                                --------------------------------
                                          Title: President
                                                --------------------------------

                                                   (CORPORATE SEAL)


                               NEW GP:
                               ------

                               AHT RES I GP, INC., a Virginia corporation


                               By:        /s/ Glade M. Knight
                                   ---------------------------------------------
                                     Name: Glade M. Knight
                                          --------------------------------------
                                     Its:  President
                                          --------------------------------------

                                                   (CORPORATE SEAL)


                               LESSEE:
                               ------

                               AHM RES I LIMITED PARTNERSHIP, a Virginia limited partnership


                               By: AHM Res I GP, Inc., a Virginia corporation, its sole general partner


                                     By:  /s/ Glade M. Knight
                                        ----------------------------------------
                                          Name:  Glade M. Knight
                                                --------------------------------
                                          Title: President
                                                --------------------------------

                                                   (CORPORATE SEAL)

                       [signatures continue on next page]

                               EXISTING GP:
                               -----------

                               RIBM ONE LLC, a Delaware limited liability company


                               By: /s/ Robert E. Parsons
                                  ----------------------------------------------
                                     Name: Robert E. Parsons
                                          --------------------------------------
                                     Its:  President & Manager
                                          --------------------------------------


                               LENDER:
                               ------

                               LASALLE BANK NATIONAL ASSOCIATION
                               F/K/A LASALLE NATIONAL BANK, AS
                               TRUSTEE FOR MORTGAGE PASS-THROUGH
                               CERTIFICATE SERIES 1996-2, BY AND
                               THROUGH MIDLAND LOAN  SERVICES, INC.,
                               ITS MASTER SERVICER AND ATTORNEY-IN-
                               FACT


                               By: /s/ Paula J. Mickelson
                                  ----------------------------------------------
                                     Name: Paula J. Mickelson
                                          --------------------------------------
                                     Its:  Executive Vice President
                                          --------------------------------------

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF Virginia          )
                           )
CITY OF Richmond           )

          Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above and duly commissioned to take acknowledgments, there personally appeared Glade M. Knight, personally known to me to be the person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, on behalf of AHT Res I GP, Inc., a Virginia corporation, general partner of Marriott Residence Inn Limited Partnership, a Delaware limited partnership, the party named as Borrower in the aforementioned legal instrument, and did depose and say to me that he/she is the President of AHT Res I GP, Inc.; that he/she has signed and sealed the same in the name of and on behalf of such corporation (acting as the general partner of Marriott Residence Inn Limited Partnership) by the authority, order and resolution of its Board of Directors; that he/she has signed his/her name thereto on behalf of said corporation, as general partner of said limited partnership, by like order; that the execution of said legal instrument was his/her free and voluntary act and deed and the free and voluntary act and deed of said corporation and said limited partnership for the consideration, purposes and uses set forth in such legal instrument to the other parties thereto as such; and that on behalf of said limited partnership, he/she has received a true copy of such legal instrument without charge.

          IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 28 day of March, 2002.


[NOTARIAL SEAL]                                    /s/ Debra L. Wilson
                                                --------------------------------
                                                Notary Public

                                                Commission Expires: Dec 31, 2002

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF Virginia          )
                           )
CITY OF Richmond           )

          Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above and duly commissioned to take acknowledgments, there personally appeared Glade M Knight, personally known to me to be the person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, on behalf of AHT Res I GP, Inc., a Virginia corporation, the party named as New GP in the aforementioned legal instrument, and being by me first duly sworn did depose and say to me that he/she is the President of AHT Res I GP, Inc.; that he/she has signed and sealed the same in the name of and on behalf of such corporation by the authority, order and resolution of its Board of Directors; that he/she has signed his/her name thereto on behalf of said corporation by like order; that the execution of said legal instrument was his/her free and voluntary act and deed and the free and voluntary act and deed of said corporation for the consideration, purposes and uses set forth in such legal instrument to the other parties thereto as such; and that on behalf of said corporation, he/she has received a true copy of such legal instrument without charge.

          IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 28 day of March, 2002.

                                                    /s/ Debra L. Wilson
[NOTARIAL SEAL]                                 --------------------------------
                                                Notary Public

                                                Commission Expires: Dec 31, 2002

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF Virginia          )
                           )
CITY OF Richmond           )

          Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above and duly commissioned to take acknowledgments, there personally appeared Glade M. Knight, personally known to me to be the person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, on behalf of AHM Res I GP, Inc., a Virginia corporation, sole general partner of AHM Res I Limited Partnership, a Virginia limited partnership, the party named as Lessee in the aforementioned legal instrument, and being by me first duly sworn did depose and say to me that he/she is the President of AHM Res I GP, Inc.; that he/she has signed and sealed the same in the name of and on behalf of such corporation (acting as the sole general partner of AHM Res I Limited Partnership) by the authority, order and resolution of its Board of Directors; that he/she has signed his/her name thereto on behalf of said corporation, as sole general partner of said limited partnership, by like order; that the execution of said legal instrument was his/her free and voluntary act and deed and the free and voluntary act and deed of said corporation and said limited partnership for the consideration, purposes and uses set forth in such legal instrument to the other parties thereto as such; and that on behalf of said limited partnership, he/she has received a true copy of such legal instrument without charge.

          IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 28 day of March, 2002.


[NOTARIAL SEAL]                                     /s/ Debra L. Wilson
                                                --------------------------------
                                                Notary Public

                                                Commission Expires: Dec 31, 2002

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF Maryland          )
                           )
COUNTY OF Montgomery       )

          Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above and duly commissioned to take acknowledgments, there personally appeared Robert E. Parsons, personally known to me to be the person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, on behalf of RIBM One LLC, a Delaware limited liability company, the party named as Existing GP in the aforementioned legal instrument, and being by me first duly sworn did depose and say to me that he/she is the President & Manager of RIBM One LLC; that he/she has signed and sealed the same in the name of and on behalf of such limited liability company by the authority, order and resolution of its Board of Directors; that he/she has signed his/her name thereto on behalf of said limited liability company by like order; that the execution of said legal instrument was his/her free and voluntary act and deed and the free and voluntary act and deed of said limited liability company for the consideration, purposes and uses set forth in such legal instrument to the other parties thereto as such; and that on behalf of said limited liability company, he/she has received a true copy of such legal instrument without charge.

          IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 28 day of March, 2002.


[NOTARIAL SEAL]                                    /s/ Susan S. Winson
                                                --------------------------------
                                                Notary Public

                                                Commission Expires: May 17, 2003

                                 ACKNOWLEDGMENT

STATE OF Missouri         )
                          )
COUNTY OF Jackson         )

          Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above and duly commissioned to take acknowledgments, there personally appeared Paula J. Mickelson, personally known to me to be the person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, on behalf of Midland Loan Services, Inc., as Master Servicer and Attorney-in-Fact for LaSalle Bank National Association f/k/a LaSalle National Bank, as Trustee for Mortgage Pass-Through Certificate Series 1996-2, the party named as Lender in the aforementioned legal instrument, and being by me first duly sworn did depose and say to me that he/she is the Sr VP of Midland Loan Services, Inc.; that he/she has signed and sealed the same in the name of and on behalf of such corporation (acting as Master Servicer and Attorney-in-Fact) pursuant to proper authority; that he/she has signed his name thereto on behalf of said corporation (acting as Master Servicer and Attorney-in-Fact) by like order; that the execution of said legal instrument was his/her free and voluntary act and deed and the free and voluntary act and deed of said corporation (acting as Master Servicer and Attorney-in-Fact) for the consideration, purposes and uses set forth in such legal instrument to the other parties thereto as such; and that on behalf of said corporation (acting as Master Servicer and Attorney-in-Fact), he/she has received a true copy of such legal instrument without charge.

          IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 28 day of March, 2002.


[NOTARIAL SEAL]                                 /s/ Janice Rendleman
                                                -------------------------------
                                                Notary Public

                                                Commission Expires: Oct 24, 2005

                                   EXHIBIT "A"
                                Legal Description
                                -----------------

                                   EXHIBIT "B"
                                 Loan Documents
                                 --------------

1. Promissory Note, dated as of October 10, 1995, in the original principal amount of $7,400,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 881 Baker Street, Costa Mesa, California.

2. Promissory Note, dated as of October 10, 1995, in the original principal amount of $17,600,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 8901 Gilman Drive, La Jolla, California.

3. Promissory Note, dated as of October 10, 1995, in the original principal amount of $9,700,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 4111 E. Willow Street, Long Beach, California.

4. Promissory Note, dated as of October 10, 1995, in the original principal amount of $7,800,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 3030 Center Green Drive, Boulder, Colorado.

5. Promissory Note, dated as of October 10, 1995, in the original principal amount of $7,000,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2960 Piedmont Road, Northeast, Atlanta, Georgia.

6. Promissory Note, dated as of October 10, 1995, in the original principal amount of $6,400,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 1901 Savoy Drive, Chamblee, Georgia.

7. Promissory Note, dated as of October 10, 1995, in the original principal amount of $6,400,000.00 from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2771 Hargrove Road, Smyrna, Georgia.

8. Promissory Note, dated as of October 10, 1995, in the original principal amount of $6,200,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2001 S. Highland Avenue, Lombard, Illinois.

9. Promissory Note, dated as of October 10, 1995, in the original principal amount of $6,100,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 26700 Central Park Boulevard, Southfield, Michigan.

10. Promissory Note, in the original principal amount of $4,200,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 15431 Conway, Chesterfield, Missouri.

11. Promissory Note, dated as of October 10, 1995, in the original principal amount of $8,400,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 1100 McMorrow Avenue, St. Louis, Missouri.

12. Promissory Note, dated as of October 10, 1995, in the original principal amount of $4,400,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 11689 Chester Road, Cincinnati, Ohio.

13. Promissory Note, dated as of October 10, 1995, in the original principal amount of $3,000,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 6191 West Zumstein Drive, Columbus, Ohio.

14. Promissory Note, dated as of October 10, 1995, in the original principal amount of $2,300,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 7070 Poe Avenue, Dayton, Ohio.

15. Promissory Note, dated as of October 10, 1995, in the original principal amount of $3,100,000.00, from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 155 Prestige Place, Miamisburg, Ohio.

16. Deed of Trust and Security Agreement from Marriott Residence Inn Limited Partnership to Chicago Title Insurance Company as trustee for the benefit of the German American Capital Corporation with respect to the Inn located at 881 Baker Street, Costa Mesa, California, recorded at Document No. 19950458455, Orange County Recorder's Office.

17. Deed of Trust and Security Agreement from Marriott Residence Inn Limited Partnership to Chicago Title Insurance Company as trustee for the benefit of the German American Capital Corporation with respect to the Inn located at 8901 Gilman Drive, La Jolla, California, recorded at Document No. 1995-0468108, San Diego County Recorder's Office.

18. Deed of Trust and Security Agreement from Marriott Residence Inn Limited Partnership to Chicago Title Insurance Company as trustee for the benefit of the German American Capital Corporation with respect to the Inn located at 4111 E. Willow Street, Long Beach, California, recorded at Document No. 951695508, Los Angeles County Recorder's Office.

19. Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing from Marriott Residence Inn Limited Partnership to the Public Trustee for the County of Boulder for the benefit of the German American Capital Corporation with respect to the Inn located at 3030 Center Green Drive, Boulder, Colorado, recorded at Document No. 01555506, Boulder County Recorder's office.

20. Deed to Secure Debt and Security Agreement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2960 Piedmont Road, Northeast, Atlanta, Georgia, recorded at Book 20126, page 07, Fulton County Clerk of the Superior Court.

21. Deed to Secure Debt and Security Agreement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 1901 Savoy Drive, Chamblee, Georgia, recorded at Book 8725, page 003, DeKalb County Clerk of the Superior Court.

22. Deed to Secure Debt and Security Agreement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2771 Hargrove Road, Smyrna, Georgia, recorded at Book 9181, Page 0072, Cobb County Superior Court.

23. Mortgage and Security Agreement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2001 S. Highland Avenue, Lombard, Illinois, recorded at R95-143176, Du Page County Recorder's Office.

24. Mortgage and Security Agreement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 26700 Central Park

     Boulevard, Southfield, Michigan, recorded at Liber 15749, page 328, Oakland County Register of Deeds.

25. Future Advance Deed of Trust and Security Agreement from Marriott Residence Inn Limited Partnership to Michael R. Turley, solely as trustee for the benefit of the German American Capital Corporation with respect to the Inn located at 15431 Conway, Chesterfield, Missouri, recorded at Book 10636, page 440, St. Louis County Recorder of Deeds.

26. Future Advance Deed of Trust and Security Agreement from Marriott Residence Inn Limited Partnership to Michael R. Turley, solely as trustee for the benefit of the German American Capital Corporation with respect to the Inn located at 1100 McMorrow Avenue, St. Louis, Missouri, recorded at Book 10636, page 155, St. Louis County Recorder of Deeds .

27. Open End Mortgage, Security Agreement and Fixture Financing Statement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 11689 Chester Road, Cincinnati, Ohio, recorded at Book 6883, page 1847, Hamilton County Recorder's Office.

28. Open End Mortgage, Security Agreement and Fixture Financing Statement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 6191 West Zumstein Drive, Columbus, Ohio, recorded at Document No. 30271-A07, Franklin County Recorder's Office.

29. Open End Mortgage, Security Agreement and Fixture Financing Statement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 7070 Poe Avenue, Dayton, Ohio, recorded at MORT 95-3067, E03, Montgomery County Recorder's Office.

30. Open End Mortgage, Security Agreement and Fixture Financing Statement from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 155 Prestige Place, Miamisburg, Ohio, recorded at 95-3063B05, Montgomery County Recorder's Office.

31. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 881 Baker Street, Costa Mesa, California, recorded at Document No. 19950458456, Orange County Recorder.

32. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 8901 Gilman Drive, La Jolla, California, recorded at 1995-0468109, San Diego County Recorder's Office.

33. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 4111 E. Willow Street, Long Beach, California, recorded at 95 1695509 Los Angeles County Recorder's Office.

34. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 3030 Center Green Drive, Boulder, Colorado, recorded at Document No. 01555507, Boulder County Recorder.

35. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2960 Piedmont Road, Northeast, Atlanta, Georgia, recorded at Book 20126, page 84, Fulton County Clerk of Superior Court.

36. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 1901 Savoy Drive, Chamblee, Georgia, recorded at
                                                                     ----------.

37. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2771 Hargrove Road, Smyrna, Georgia, recorded at Book 9181, page 0154, Cobb County Clerk of Superior Court.

38. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 2001 S. Highland Avenue, Lombard, Illinois, recorded at R95-143177, Du Page County Recorder.

39. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 26700 Central Park Boulevard, Southfield, Michigan, recorded at Liber 15749, page 408, Oakland County Register of Deeds.

40. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 15431 Conway, Chesterfield, Missouri, recorded at Book 10636, Page 517, St. Louis County Recorder of Deeds.

41. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 1100 McMorrow Avenue, St. Louis, Missouri, recorded at Book 10636, page 234, St. Louis County Recorder of Deeds.

42. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 11689 Chester Road, Cincinnati, Ohio, recorded at Book 6883, page 1925, Hamilton County Recorder.

43. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 6191 West Zumstein Drive, Columbus, Ohio, recorded at 30271E05 Franklin County Recorder's Office.

44. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 7070 Poe Avenue, Dayton, Ohio, recorded at 95-3069A06.

45. Assignment of Rents and Revenues from Marriott Residence Inn Limited Partnership to the German American Capital Corporation with respect to the Inn located at 155 Prestige Place, Miamisburg, Ohio, recorded at 95-3069A06, Montgomery County Recorder's Office.

46. Indemnity Agreement by Marriott Residence Inn Limited Partnership and RIBM One Corporation in favor of the German American Capital Corporation, dated October 10, 1995.

47. Loan Agreement by and between Marriott Residence Inn Limited Partnership and the German American Capital Corporation, dated October 10, 1995.

48. First Amendment to Loan Agreement, dated as of April 23, 1996, by and between Marriott Residence Inn Limited Partnership and the German American Capital Corporation.

49. Four Party Agreement, dated October 10, 1995, by and between Marriott Residence Inn Limited Partnership, the German American Capital Corporation, Starwood Mezzanine Investors, L.P., and Residence Inn by Marriott, Inc.

50. Fifteen (15) separate Subordination, Non-disturbance and Attornment Agreements, dated October 10, 1995, between Starwood Mezzanine Investors, L.P. and Residence Inn by Marriott, Inc.

51. Assignment of Management Agreement and Manager's Consent, dated October 10, 1995, by Marriott Residence Inn Limited Partnership to German American Capital Corporation.

52. Manager Estoppel Certificate by Residence Inn by Marriott, Inc., dated October 10, 1995.

53. Letter Agreement, dated October 10, 1995, between Marriott Residence Inn Limited Partnership and German American Capital Corporation.

54.  UCC Financing Statements relating to each of the Hotels.

                                   EXHIBIT "C"
                          Lender's Wiring Instructions
                          ----------------------------

PNC BANK N.A.
Bank ID # 043000096
Account # 1006967647
Attn: MIDLAND LOAN SERVICES, INC.
Loan#  030221014

                                   EXHIBIT "D"
                              INTENTIONALLY DELETED
                              ---------------------

                                   EXHIBIT "E"
               Ownership Structure of Borrower, New GP and Lessee
               --------------------------------------------------

                                   EXHIBIT "F"
                 Schedule of Subordinate Loan Consent Documents
                 ----------------------------------------------

                                       F-1